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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             -----------------------

                                 November 1, 1995
               (Date of Report; Date of Earliest Event Reported)


                     FIRST TENNESSEE NATIONAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)


 Tennessee                               0-4491                  62-0803242
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(State of Incorporation)           (Commission File No.)         (IRS Employer
                                                             Identification No.)


165 Madison Avenue, Memphis, Tennessee                              38103
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(Address of Principal Executive Offices)                          (Zip Code)


                                  (901) 523-4027
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)
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Items 1-4.              Not Applicable

Item 5.                 Other Events

                 On October 16, 1995 the Company announced earnings for the quarter and nine months ended September 30, 1995. Please see the attached exhibit 99.1 for a press release of the Company relating thereto.


                 Accompanying this Current Report on Form 8-K are (i) as
         exhibit 4.1, the form of Indenture for Subordinated Debt Securities to be entered into by the Company and The Bank of New York ("BONY"), as Trustee thereunder; (ii) as exhibit 4.2, the form of security (which is contained in exhibit 4.1); and (iii) the Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee of BONY, as Trustee under the aforementioned Indenture for Subordinated Debt Securities.

Item 6.                   Not Applicable

Item 7.                   Financial Statements and Exhibits

     (c) The following exhibits are filed as a part of this report on Form 8-K:

 4.1 Form of Indenture for Subordinated Debt Securities between the Company and The Bank of New York, as Trustee.

 4.2      Form of Security (contained in exhibit 4.1).

25.1 Statement of Eligibility Under the Trust Indenture Act of 1939 as a Corporation Designated to act as Trustee.

99.1      Press Release, dated October 16, 1995, announcing the
          Company's third quarter 1995 earnings.


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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 1, 1995


                                           FIRST TENNESSEE NATIONAL
                                           CORPORATION



                                           By:         /s/ James F. Keen
                                              ---------------------------------
                                                    Name:  James F. Keen
                                                   Title: Senior Vice President
                                                             and Controller


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                                 EXHIBIT INDEX

Exhibit
   No.                    Description
-------                   -----------
 4.1             Form of Indenture for Subordinated Debt Securities between the Company and The Bank of New York, as
                 Trustee.

 4.2             Form of Security (contained in exhibit 4.1).

25.1             Statement of Eligibility Under the Trust Indenture Act of 1939 as a Corporation Designated to act as
                 Trustee.

99.1             Press Release, dated October 16, 1995, announcing the Company's third quarter 1995 earnings.



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